EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	September 30, 2012		June 30, 2012		December 31, 2011
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$23,181	$23,844	$23,244	$23,916	$24,877	$25,587
Obligations of states and political subdivisions:
Tax-exempt	134,651	141,519	135,736	141,140	129,401	132,962
Taxable	21,766	22,244	19,524	19,924	14,004	14,334
Mortgage-backed securities	85,750	90,357	103,801	108,426	116,602	121,769
Collateralized mortgage obligations,
Issued by U.S. Government agencies	188,169	191,945	162,780	165,923	161,818	165,131
Trust preferred securities issued by individual institutions	6,173	6,221	6,179	6,221	7,334	8,146
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	2,515	2,496	2,516	2,386	4,996	4,638
Pooled trust preferred securities - mezzanine tranches	0	0	0	1,146	0	730
Other collateralized debt obligations	660	660	660	660	660	660
Total debt securities	462,865	479,286	454,440	469,742	459,692	473,957
Marketable equity securities	5,562	8,028	6,208	8,626	5,643	7,728
Total	$468,427	$487,314	$460,648	$478,368	$465,335	$481,685

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2012	2012	2011	2011
Residential mortgage:
Residential mortgage loans - first liens	$317,734	$321,163	$331,015	$334,551
Residential mortgage loans - junior liens	27,084	27,404	28,851	29,748
Home equity lines of credit	32,550	31,858	30,037	29,667
1-4 Family residential construction	13,038	10,699	9,959	9,762
Total residential mortgage	390,406	391,124	399,862	403,728
Commercial:
Commercial loans secured by real estate	163,773	164,771	156,388	149,853
Commercial and industrial	49,405	52,704	57,191	55,792
Political subdivisions	35,549	36,858	37,620	36,403
Commercial construction and land	27,307	26,517	23,518	26,552
Loans secured by farmland	10,328	10,079	10,949	10,470
Multi-family (5 or more) residential	6,109	6,409	6,583	6,782
Agricultural loans	3,181	3,263	2,987	2,819
Other commercial loans	329	563	552	561
Total commercial	295,981	301,164	295,788	289,232
Consumer	11,762	12,146	12,665	12,919
Total	698,149	704,434	708,315	705,879
Less: allowance for loan losses	(7,792)	(7,657)	(7,705)	(8,177)
Loans, net	$690,357	$696,777	$700,610	$697,702

Loans Held for Sale
(In Thousands)	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2012	2012	2011	2011
Residential mortgage loans originated
and serviced - outstanding balance	$87,051	$74,070	$57,577	$46,130
Less: outstanding balance of loans sold	(83,205)	(70,880)	(56,638)	(44,912)
Loans held for sale, net	$3,846	$3,190	$939	$1,218

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011
Balance, beginning of period	$7,657	$7,370	$7,705	$9,107
Charge-offs	(113)	(115)	(404)	(967)
Recoveries	12	35	70	235
Net charge-offs	(101)	(80)	(334)	(732)
Provision (credit) for loan losses	236	367	421	(198)
Balance, end of period	$7,792	$7,657	$7,792	$8,177

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(In Thousands)
	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2012	2012	2011	2011
Impaired loans with a valuation allowance	$4,119	$3,434	$3,433	$3,978
Impaired loans without a valuation allowance	3,718	3,427	4,431	3,807
Total impaired loans	$7,837	$6,861	$7,864	$7,785

Total loans past due 30-89 days and still accruing	$6,001	$5,191	$7,898	$5,142

Nonperforming assets:
Total nonaccrual loans	$7,269	$7,447	$7,197	$7,890
Total loans past due 90 days or more and still accruing	2,260	1,144	1,267	1,055
Total nonperforming loans	9,529	8,591	8,464	8,945
Foreclosed assets held for sale (real estate)	839	904	1,235	1,596
Total nonperforming assets	$10,368	$9,495	$9,699	$10,541

Loans subject to troubled debt restructurings (TDRs):
Performing	$916	$925	$1,064	$1,072
Nonperforming	1,753	1,754	2,413	2,874
Total TDRs	$2,669	$2,679	$3,477	$3,946

Total nonperforming loans as a % of loans	1.36%	1.22%	1.19%	1.27%
Total nonperforming assets as a % of assets	0.79%	0.72%	0.73%	0.80%
Allowance for loan losses as a % of total loans	1.12%	1.09%	1.09%	1.16%
Allowance for loan losses as a % of nonperforming loans	81.77%	89.13%	91.03%	91.41%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2012	Return/	6/30/2012	Return/	9/30/2011	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$339,639	2.46%	$333,255	3.13%	$333,848	3.38%
Tax-exempt	135,362	5.69%	130,111	5.94%	127,974	5.94%
Total available-for-sale securities	475,001	3.38%	463,366	3.92%	461,822	4.09%
Interest-bearing due from banks	33,929	0.36%	37,300	0.33%	27,884	0.18%
Loans held for sale	4,293	3.89%	1,865	4.96%	595	6.00%
Loans receivable:
Taxable	662,374	6.00%	666,752	6.18%	679,280	6.30%
Tax-exempt	37,696	6.32%	36,344	6.31%	34,630	6.37%
Total loans receivable	700,070	6.02%	703,096	6.18%	713,910	6.31%
Total Earning Assets	1,213,293	4.82%	1,205,627	5.13%	1,204,211	5.31%
Cash	17,466		17,791		18,601
Unrealized gain/loss on securities	19,310		17,545		10,312
Allowance for loan losses	(7,727)		(7,435)		(8,372)
Bank premises and equipment	19,106		18,908		21,682
Intangible Asset - Core Deposit Intangible	165		186		256
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	46,102		47,046		52,637
Total Assets	$1,319,657		$1,311,610		$1,311,269

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$166,961	0.12%	$156,994	0.13%	$158,849	0.22%
Money market	210,269	0.16%	210,646	0.19%	206,826	0.20%
Savings	110,133	0.10%	107,514	0.10%	98,434	0.13%
Certificates of deposit	199,250	1.47%	199,320	1.55%	207,822	1.85%
Individual Retirement Accounts	141,421	0.73%	144,095	0.91%	151,910	1.51%
Other time deposits	1,768	0.00%	1,314	0.31%	1,813	0.00%
Total interest-bearing deposits	829,802	0.56%	819,883	0.62%	825,654	0.85%
Borrowed funds:
Short-term	5,369	0.15%	5,650	0.07%	19,935	0.12%
Long-term	105,811	4.02%	113,301	4.01%	130,980	4.02%
Total borrowed funds	111,180	3.83%	118,951	3.82%	150,915	3.50%
Total Interest-bearing Liabilities	940,982	0.94%	938,834	1.03%	976,569	1.26%
Demand deposits	191,301		191,349		170,111
Other liabilities	8,967		7,774		7,761
Total Liabilities	1,141,250		1,137,957		1,154,441
Stockholders' equity, excluding
other comprehensive income/loss	166,318		162,721		150,332
Other comprehensive income/loss	12,089		10,932		6,496
Total Stockholders' Equity	178,407		173,653		156,828
Total Liabilities and Stockholders' Equity	$1,319,657		$1,311,610		$1,311,269
Interest Rate Spread		3.88%		4.10%		4.05%
Net Interest Income/Earning Assets		4.09%		4.33%		4.29%

Total Deposits (Interest-bearing
and Demand)	$1,021,103		$1,011,232		$995,765

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35% in 2012 and 34% in 2011.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2012	Return/	9/30/2011	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$334,652	2.96%	$332,105	3.43%
Tax-exempt	131,083	5.88%	127,669	6.01%
Total available-for-sale securities	465,735	3.79%	459,774	4.14%
Interest-bearing due from banks	35,183	0.34%	29,659	0.20%
Loans held for sale	2,412	4.10%	882	5.46%
Loans receivable:
Taxable	665,011	6.15%	682,593	6.36%
Tax-exempt	36,756	6.33%	34,835	6.40%
Total loans receivable	701,767	6.16%	717,428	6.36%
Total Earning Assets	1,205,097	5.07%	1,207,743	5.37%
Cash	17,383		17,745
Unrealized gain/loss on securities	18,263		5,216
Allowance for loan losses	(7,634)		(8,834)
Bank premises and equipment	18,971		22,087
Intangible Asset - Core Deposit Intangible	185		286
Intangible Asset - Goodwill	11,942		11,942
Other assets	47,140		56,551
Total Assets	$1,311,347		$1,312,736

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$161,845	0.13%	$163,024	0.28%
Money market	208,932	0.18%	205,856	0.26%
Savings	107,403	0.10%	95,648	0.19%
Certificates of deposit	196,840	1.58%	208,418	1.93%
Individual Retirement Accounts	143,910	0.87%	156,531	2.33%
Other time deposits	1,343	0.10%	1,376	0.19%
Total interest-bearing deposits	820,273	0.62%	830,853	1.06%
Borrowed funds:
Short-term	6,144	0.13%	18,747	0.14%
Long-term	111,552	4.01%	137,321	4.01%
Total borrowed funds	117,696	3.80%	156,068	3.55%
Total Interest-bearing Liabilities	937,969	1.02%	986,921	1.46%
Demand deposits	190,644		169,340
Other liabilities	8,732		7,078
Total Liabilities	1,137,345		1,163,339
Stockholders' equity, excluding
other comprehensive income/loss	162,627		146,248
Other comprehensive income/loss	11,375		3,149
Total Stockholders' Equity	174,002		149,397
Total Liabilities and Stockholders' Equity	$1,311,347		$1,312,736
Interest Rate Spread		4.05%		3.91%
Net Interest Income/Earning Assets		4.28%		4.18%

Total Deposits (Interest-bearing
and Demand)	$1,010,917		$1,000,193

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35% in 2012 and 34% in 2011.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2012	2012	2011	2012	2011
Service charges on deposit accounts	$1,290	$1,256	$1,230	$3,707	$3,586
Service charges and fees	239	235	218	694	643
Trust and financial management revenue	873	960	785	2,762	2,608
Brokerage revenue	197	288	199	653	551
Insurance commissions, fees and premiums	62	73	66	169	192
Interchange revenue from debit card transactions	477	488	490	1,460	1,427
Net gains from sales of loans	625	373	263	1,263	677
Increase in cash surrender value of life insurance	111	117	127	347	381
Net (loss) gain from other real estate	(19)	(184)	51	(99)	8
Net gain from premises and equipment	1	270	324	271	324
Impairment loss on limited partnership investment	0	0	0	0	(948)
Other operating income	247	219	246	730	778
Total other operating income, before realized
gains on available-for-sale securities, net	$4,103	$4,095	$3,999	$11,957	$10,227

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2012	2012	2011	2012	2011
Salaries and wages	$3,594	$3,586	$3,451	$10,755	$10,321
Pensions and other employee benefits	982	1,090	1,020	3,438	3,344
Occupancy expense, net	610	628	641	1,874	2,038
Furniture and equipment expense	475	461	498	1,418	1,435
FDIC Assessments	165	157	174	468	688
Pennsylvania shares tax	339	340	345	1,011	984
Other operating expense	2,042	1,875	1,923	5,897	5,299
Total noninterest expense, before loss on
prepayment of borrowings	8,207	8,137	8,052	24,861	24,109
Loss on prepayment of borrowings	2,190	143	0	2,333	0
Total Noninterest Expense	$10,397	$8,280	$8,052	$27,194	$24,109